Deutsche Asset Management


Mutual Fund
Prospectus

Class A, B and C Shares

August 1, 2000, as supplemented
through May 7, 2001

Flag Investors Value Builder Fund, Inc.

[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]



A Member of the
Deutsche Bank Group [/]

This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes Flag Investors Class A Shares ("Class A Shares"), Flag Investors Class B Shares ("Class B Shares") and Flag Investors Class C Shares ("Class C Shares") of the Fund. These separate classes give you a choice of sales charges and fund expenses. (Refer to the section on Sales Charges.)


TABLE OF CONTENTS

Investment Summary .........................................    1
Fees and Expenses of the Fund ..............................    3
Investment Program .........................................    4
The Fund's Net Asset Value .................................    4
How to Buy Shares ..........................................    5
How to Redeem Shares .......................................    6
Telephone Transactions .....................................    6
Sales Charges ..............................................    7
How to Choose the Class
  That is Right for You ....................................    9
Dividends and Taxes ........................................    9
Investment Advisor and Sub-Advisor .........................    9
Financial Highlights .......................................   11

INVESTMENT SUMMARY

--------------------------------------------------------------------------------

Objective and Strategies

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.


      The Fund's investment advisor and sub-advisor (the "Advisors")may alter the percentages of assets invested in common stocks and bonds depending on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.


      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.


      In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. The bonds purchased by the Fund will generally be investment grade, but may also be non-investment grade.

Risk Profile

      The Fund may be suited for you if you are seeking both long-term growth of capital and current income through an approach that combines investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and the bonds in the Fund's portfolio. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

      General Stock Risk. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio.

      General Fixed Income Risk. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due.

      Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.

      Asset Allocation Risk. The Advisors' assessment of market and economic conditions may cause them to invest too much or too little in either stocks or bonds. This could adversely affect the Fund's performance.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Fund Performance

      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                                Class A Shares*
                          For years ended December 31,

11.76%     (0.37)%    32.74%     24.64%     22.67%     18.53%    13.81%
------     -------    ------     ------     ------     ------    ------
 1993       1994       1995       1996      1997        1998      1999

-----------
* The bar chart does not reflect sales charges. If it did, returns would be less than those shown. For the period from December 31, 1999 through June 30, 2000, the total return for Class A Shares was (8.25)%.

     During the 7-year period shown in the bar chart, the highest return for a quarter was 17.91% (quarter ended 12/31/98) and the lowest return for a quarter was (9.66)% (quarter ended 9/30/98).

Average Annual Total Return (for periods ended December 31, 1999)





                                                            Blended                       91-Day U.S.      Lipper Balanced
                                   Class A Shares(1)        Index(2)      S&P 500(3)    Treasury Bill(4)     Fund Index(5)
                            ----------------------------   -----------   ------------   ----------------   ----------------
Past One Year ...........           7.55%                    12.79%          21.04%           4.85%                 8.98%
Past Five Years .........          20.94%                    19.71%          28.56%           5.35%                16.33%
Since Inception .........          16.20%(6/15/92)           15.07%(6)       21.25%(6)        4.78%(6)             13.00%(6)




                                                           Blended                       91-Day U.S.     Lipper Balanced
                                 Class B Shares(1)         Index(2)     S&P 500(3)    Treasury Bill(4)     Fund Index(5)
                            --------------------------   -----------   ------------   ----------------   ----------------
Past One Year ...........          7.37%                   12.79%          21.04%           4.85%               8.98%
Since Inception .........         21.10%(1/3/95)           19.91%(7)       28.56%(7)        5.35%(7)           16.33%(7)




                                                           Blended                       91-Day U.S.      Lipper Balanced
                                  Class C Shares(1)        Index(2)     S&P 500(3)    Treasury Bill(4)      Fund Index(5)
                            --------------------------   -----------   ------------   ----------------   ----------------
Past One Year ...........         11.89%                   12.79%          21.04%           4.85%               8.98%
Since Inception .........         10.76%(4/8/98)           12.10%(8)       19.50%(8)        4.99%(8)            8.97%(8)



-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the current maximum sales charges which increased on January 18, 2000.
(2) On March 27, 2001, the Board of Directors approved replacing the 91-Day U.S. Treasury Bill Index with the Blended Index as one of the Fund's "sector" benchmarks. The Blended Index is composed of 60% S&P 500, 35% Lehman Intermediary US Government/Credit Index and 5% Merrill Lynch 3-Month Treasury Index. The Blended Index is a more appropriate comparative index of the Fund than the 91-Day US Treasury Bill Index because it is a custom blended index to better represent the types of investments made by the Fund. The Blended Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) The Standard & Poor's 500 Index ("S&P 500") is an unmanaged index that is a widely recognized benchmark of general market performance. The index does not factor in the costs of buying, selling, and holding securities -- costs which are reflected in the Fund's results.
(4) The 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
(5) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
(6) For the period from 6/30/92 through 12/31/99.
(7) For the period from 12/31/94 through 12/31/99.
(8) For the period from 3/31/98 through 12/31/99.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                                                                       Class A         Class B          Class C
                                                                                        Shares         Shares           Shares
                                                                                    Initial Sales     Deferred         Deferred
                                                                                        Charge      Sales Charge     Sales Charge
                                                                                     Alternative     Alternative      Alternative
                                                                                   --------------- --------------  ---------------
Shareholder Fees:
  (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price) ............................................        5.50%*           None             None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase
 price or redemption proceeds, whichever is lower) ..............................        1.00%*          5.00%**          1.00%***
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .....................         None            None             None
Redemption Fee ..................................................................         None            None             None
Exchange Fee ....................................................................         None            None             None

Annual Fund Operating Expenses:
  (expenses that are deducted from Fund assets)
Management Fees .................................................................        0.74%           0.74%            0.74%
Distribution and/or Service (12b-1) Fees ........................................        0.25%           0.75%            0.75%
Other Expenses (including a 0.25% shareholder servicing fee for Class B and Class
 C Shares) ......................................................................        0.10%           0.35%            0.36%
                                                                                    ----------      ----------        ---------
Total Annual Fund Operating Expenses ............................................        1.09%           1.84%            1.85%
                                                                                    ==========      ==========        =========


-----------
  * You will pay no sales charge on purchases of $1 million or more of Class A Shares, but unless you are otherwise eligible for a sales charge waiver or reduction, you may pay a contingent deferred sales charge when you redeem your shares. (See "Sales Charges -- Redemption Price.")
 ** Contingent deferred sales charges decline over time and reach zero after six years. After seven years, Class B Shares convert automatically to Class A Shares. (See "Sales Charges" and "How to Choose the Class That Is Right for You.")
 *** You will be required to pay a contingent deferred sales charge if you redeem your Class C Shares within one year after purchase. (See "Sales Charges -- Redemption Price.")


Example:

     This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                            1 year     3 years     5 years     10 years
                                                                           --------   ---------   ---------   ---------
 Class A Shares ........................................................     $655        $878      $1,118      $1,806
 Class B Shares ........................................................     $687        $879      $1,195      $1,870
 Class C Shares ........................................................     $288        $582      $1,001      $2,184

 You would pay the following expenses if you did not redeem your shares:

 Class A Shares ........................................................     $655        $878      $1,118      $1,806
 Class B Shares ........................................................     $187        $579      $  995      $1,870
 Class C Shares ........................................................     $188        $582      $1,001      $2,184


     Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on Sales Charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.

INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies, and
Risk Considerations

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.

      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investment to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.

      In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run, stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Bonds are subject to interest rate and credit risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.


      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy Class A Shares, the price you pay may be increased by a sales charge. When you redeem any class of shares, the amount you receive may be reduced by a sales charge. Read the section on Sales Charges for details on how and when these charges may or may not be imposed.

      The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern
Time), it could be earlier on the day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ("ICCC" or "Transfer Agent"), to determine whether the Fund will close early before a particular holiday. The net asset value per share is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the number of outstanding shares of the class. Because the different classes have different distribution or service fees, their net asset values may differ.


      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.


      You may buy or redeem shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


      The following sections describe how to buy and redeem shares.

HOW TO BUY SHARES
--------------------------------------------------------------------------------


      You may buy any class of the Fund's shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy Class A Shares directly from the Fund. Contact the Transfer Agent for details.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Minimum Account Investments





Initial investment in Class A, B and C
   Shares                                        $ 2,000
Subsequent investments                           $   100
IRA account, initial investment                  $ 1,000
Initial investment for shareholders of other
   Deutsche Asset Management Funds'
   Class A, B and C shares                       $   500
Automatic investing plan, initial investment     $   250
   Bi-weekly or monthly plan subsequent
      investments                                $   100
   Quarterly plan subsequent investments         $   250
   Semi-annual plan subsequent
      investments                                $   500
Minimum investment for qualified
   retirement plans (such as 401(k),
   pension or profit sharing plans)              $     0
Account balance:
   Non-retirement account                        $   500
   IRA account                                   $     0




      Accounts opened through a shareholder servicing agent may have different minimum investment amounts. The Fund and its service providers reserve the right to, from time to time in their discretion, waive or reduce the investment minimum.



Investing Regularly


      You may make regular investments in the Fund through any of the following methods. If you wish to enroll in any of these programs or if you need any additional information, complete the appropriate section of the Application Form or contact your securities dealer, your servicing agent, or the Transfer Agent.

      Automatic Investing Plan. You may elect to make regular bi-weekly, monthly, quarterly or semi-annual investments in any class of shares. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the class of shares selected at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.


      Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Fund shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.



      Systematic Purchase Plan. You may also purchase any class of shares through a Systematic Purchase Plan. Contact your securities dealer or servicing agent for details.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem any class of the Fund's shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. Refer to the section on Telephone Transactions for more information on this method of redemption.

      Your securities dealer, your servicing agent, or the Transfer Agent may require the following documents before they redeem your shares:

      1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.


      2) If you are redeeming shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.


      3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

      4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust, or fiduciary.



Other Redemption Information


      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

      If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.


      If you own Fund shares having a value of at least $10,000, you may arrange to have some of your shares redeemed monthly, quarterly, semi-annually or annually under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your securities dealer, your servicing agent, or the Transfer Agent for information on this plan.



TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another Deutsche Asset Management fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.


      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.


SALES CHARGES
--------------------------------------------------------------------------------

Purchase Price


      The price you pay to buy shares will be the Fund's offering price; this is calculated by adding any applicable sales charges to the net asset value per share of the class you are buying. The amount of any sales charge included in your purchase price will be according to the following schedule:


                                           Class A
                                        Sales Charge
                                          as a % of
                                  -------------------------
                                                               Class B     Class C
                                   Offering     Net Amount      Sales       Sales
Amount of Purchase                   Price       Invested       Charge     Charge
-------------------------------   ----------   ------------   ---------   --------
Less than  $ 50,000 ...........   5.50%        5.82%            None        None
$  50,000 - $ 99,999 ..........   4.50%        4.71%            None        None
$  100,000 - $249,999 .........   3.50%        3.63%            None        None
$  250,000 - $499,999 .........   2.50%        2.56%            None        None
$  500,000 - $999,999 .........   2.00%        2.04%            None        None
$1,000,000 and over ...........    None         None            None        None


      Although you do not pay an initial sales charge when you invest $1 million or more in Class A Shares or when you buy any amount of Class B or Class C Shares, you may pay a sales charge when you redeem your shares. Refer to the section on Redemption Price for details. Your securities dealer may be paid a commission at the time of your purchase.


      The sales charge you pay on your current purchase of Class A Shares may be reduced under the circumstances listed below.


      Rights of Accumulation. If you are purchasing additional Class A Shares of this Fund or Class A shares of any other Deutsche Asset Management fund or if you already have investments in Class A shares, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for reduced sales charges. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

      Letter of Intent. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the shares you own will be redeemed to pay this difference.

      Purchases at Net Asset Value. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the prior 90 days.

2) If you are exchanging an investment in another Deutsche Asset Management fund for an investment in this Fund (see "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, a director, an employee, or a member of the immediate family of an employee of any of the following (or their respective affiliates): the Fund's distributor, the Advisors, a broker-dealer authorized to sell shares of the Fund, or an investment advisor or sub-advisor to any fund in the Deutsche Asset Management family of funds.

4)  If you are buying shares in any of the following types of accounts:


   (i) A qualified retirement plan;


  (ii) A Deutsche Asset Management fund payroll savings plan program;

 (iii) A fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

Purchases by Exchange


      You may exchange Class A, Class B, or Class C shares of other Deutsche Asset Management funds for an equal dollar amount of Class A, Class B or Class C Shares, respectively, without payment of the sales charges described above or any other charge up to four times per calendar year. You may not exchange Deutsche Asset Management Cash Reserve Prime Shares for shares of the Fund unless you acquired those shares through a prior exchange from shares of another Deutsche Asset Management fund. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within 90 days of the redemption. The Fund may modify or terminate these offers of exchange upon 60 days' notice.


      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

      The amount of any sales charge deducted from your redemption price will be determined according to the following schedule.


                                 Sales Charge as a Percentage
                                     of the Dollar Amount
                                       Subject to Charge
                                   (as a % of Cost or Value)
                        -----------------------------------------------
                            Class A          Class B         Class C
 Year Since Purchase     Sales Charge     Sales Charge     Sales Charge
---------------------   --------------   --------------   -------------
First ...............      1.00%*            5.00%              1.00%
Second ..............      1.00%*            4.00%              None
Third ...............       None             3.00%              None
Fourth ..............       None             3.00%              None
Fifth ...............       None             2.00%              None
Sixth ...............       None             1.00%              None
Thereafter ..........       None              None              None


* You will pay a sales charge when you redeem Class A Shares only if your shares were purchased at net asset value because they were part of an investment of $1 million or more.

      Determination of Sales Charge. The sales charge applicable to your redemption is calculated in a manner that results in the lowest possible rate:

1) No sales charge will be applied to shares you own as a result of reinvesting dividends or distributions.

2) If you have purchased shares at various times, the sales charge will be applied first to shares you have owned for the longest period of time.


3) If you acquired your shares through an exchange of shares of another Deutsche Asset Management fund, the period of time you held the original shares will be combined with the period of time you held the shares being redeemed to determine the years since purchase. If you bought your shares prior to May 7, 2001, you will pay the sales charge that was in effect at the time of your original purchase.


4) The sales charge is applied to the lesser of the cost of the shares or their value at the time of your redemption.

      Waiver of Sales Charge. You may redeem shares without paying a sales charge under any of the following circumstances:


1) If you are exchanging your shares for shares of another Deutsche Asset Management fund of the same class.


2) If your redemption represents the minimum required distribution from an individual retirement account or other retirement plan.

3) If your redemption represents a distribution from a Systematic Withdrawal Plan. This waiver applies only if the annual withdrawals under your Plan are 12% or less of your share balance.

4) If shares are being redeemed in your account following your death or a determination that you are disabled. This waiver applies only under the following conditions:

     (i) The account is registered in your name either individually, as a joint tenant with rights of survivorship, as a participant in community property, or as a minor child under the Uniform Gifts or Uniform Transfers to Minors Acts.


     (ii) Either you or your representative notifies your securities dealer, servicing agent, or the Transfer Agent that such circumstances exist.


5) If you are redeeming Class A Shares, your original investment was at least $3 million and your securities dealer has agreed to return to the Fund's distributor any payments it received when you bought your shares.


      Automatic Conversion of Class B Shares. Your Class B Shares, along with any reinvested dividends or distributions associated with those shares, will be automatically converted to Class A Shares seven years after your purchase. If you purchased your shares prior to January 18, 2000, your Class B Shares will be converted to Class A Shares six years after your purchase. This conversion will be made on the basis of the relative net asset values of the classes and will not be a taxable event to you.

HOW TO CHOOSE THE CLASS THAT IS RIGHT FOR YOU
--------------------------------------------------------------------------------

      Your decision as to which class of the Fund's shares is best for you should be based upon a number of factors including the amount of money you intend to invest and the length of time you intend to hold your shares.

      If you choose Class A Shares, you will pay a sales charge when you buy your shares, but the amount of the charge declines as the amount of your investment increases. You will pay lower expenses while you hold the shares and, except in the case of investments of $1,000,000 or more, no sales charge if you redeem them.

      If you choose Class B Shares, you will pay no sales charge when you buy your shares, but your annual expenses will be higher than Class A Shares. You will pay a sales charge if you redeem your shares within six years of purchase, but the amount of the charge declines the longer you hold your shares and, at the end of seven years, your shares convert to Class A Shares, thus eliminating the higher expenses.

      If you choose Class C Shares, you will pay no sales charge when you buy your shares or if you redeem them after holding them for at least a year. On the other hand, expenses on Class C Shares are the same as those on Class B Shares and, since there is no conversion to Class A Shares at the end of seven years, the higher expenses continue for as long as you own your shares.

      Your securities dealer is paid a fee when you buy shares. In addition, your securities dealer is paid an annual fee as long as you hold your shares. For Class A and Class B Shares, this fee begins when you purchase your shares. For Class C Shares, this fee begins one year after you purchase your shares. In addition to these payments, the Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administrative and promotional services.

      Your securities dealer or servicing agent may receive different levels of compensation depending upon which class of shares you buy.

Distribution Plans


      The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. Class A Shares pay an annual distribution fee equal to 0.25% of average daily net assets. Class B and Class C Shares pay an annual distribution fee equal to 0.75% of average daily net assets and an annual shareholder servicing fee equal to 0.25% of average daily net assets. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains on an annual basis.


Certain Federal Income Tax Consequences

      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Each sale or exchange of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Deutsche Asset Management fund is the same as a sale.


      Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.

      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state, and local income taxes.

INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------


      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of June 30, 2000, funds managed by ICCC totaled approximately $12 billion in net assets.

      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking, and insurance.

      ABIM is a registered investment advisor with approximately $10.4 billion under management as of June 30, 2000. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended March 31, 2000, ICCC received from the Fund a fee equal to 0.74% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


Portfolio Manager

      Mr. Hobart C. Buppert, II has managed the Fund since its inception with primary responsibility for managing the Fund's assets since July 31, 1997. Prior to July 31, 1997, he shared that responsibility.

      Mr. Buppert has 28 years of investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, Mr. Buppert worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights tables are intended to help you understand the Fund's financial performance for the past five fiscal years for Class A and Class B Shares and since commencement of operations for Class C Shares. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


Flag Investors Class A Shares
(For a share outstanding throughout each period)

                                                                                 Class A Shares
                                                    ------------------------------------------------------------------------
                                                                         For the Years Ended March 31,
                                                    ------------------------------------------------------------------------
                                                        2000           1999           1998           1997           1996
                                                    ------------   ------------   ------------   ------------   ------------
Per Share Operating Performance:
 Net asset value at beginning of period .........     $ 24.15        $  22.09       $  17.14       $  14.68       $  12.02
                                                      -------        --------       --------       --------       --------
Income from Investment Operations:
 Net investment income ..........................        0.49            0.56           0.47           0.39           0.36
 Net realized and unrealized gain/(loss) on
   investments ..................................       (0.20)           2.40           5.21           2.49           3.03
                                                      --------       --------       --------       --------       --------
 Total from Investment Operations ...............        0.29            2.96           5.68           2.88           3.39
                                                      --------       --------       --------       --------       --------
Less Distributions:
 Net investment income and short-term capital
   gains ........................................       (0.73)          (0.57)         (0.47)         (0.36)         (0.41)
 Net realized long-term capital gains ...........       (0.44)          (0.33)         (0.26)         (0.06)         (0.32)
                                                      --------       --------       --------       --------       --------
 Total distributions ............................       (1.17)          (0.90)         (0.73)         (0.42)         (0.73)
                                                      --------       --------       --------       --------       --------
 Net asset value at end of period ...............     $ 23.27        $  24.15       $  22.09       $  17.14       $  14.68
                                                      ========       ========       ========       ========       ========
Total Return(1) .................................        1.11%          13.91%         33.82%         19.90%         28.86%
Ratios to Average Net Assets:
 Expenses .......................................        1.09%           1.12%          1.14%          1.27%          1.31%
 Net investment income ..........................        2.06%           2.64%          2.49%          2.51%          2.72%
Supplemental Data:
 Net assets at end of period (000) ..............    $622,580        $649,664       $491,575       $278,130       $200,020
 Portfolio turnover rate ........................          26%             10%             7%            13%            15%

-----------
(1) Total Return excludes the effect of sales charge.

Flag Investors Class B Shares
(For a share outstanding throughout each period)

                                                                            Class B Shares
                                               ------------------------------------------------------------------------
                                                                    For the Years Ended March 31,
                                               ------------------------------------------------------------------------
                                                   2000           1999           1998           1997           1996
                                               ------------   ------------   ------------   ------------   ------------
Per Share Operating
 Performance:
 Net asset value at beginning of period.....     $ 24.11        $  22.08      $  17.16       $  14.71       $  12.01
                                                 -------        --------      --------       --------       --------
Income from Investment
 Operations:
 Net investment income .....................        0.31            0.41          0.34           0.26           0.21
 Net realized and unrealized
   gain/(loss) on investments ..............       (0.20)           2.38          5.20           2.51           3.05
                                                 --------       --------      --------       --------       --------
 Total from Investment Operations ..........        0.11            2.79          5.54       $   2.77           3.26
                                                 --------       --------      --------       --------       --------
Less Distributions:
 Net investment income and short-
   term capital gains ......................       (0.56)          (0.43)        (0.36)         (0.26)         (0.24)
 Net realized long-term capital gains ......       (0.44)          (0.33)        (0.26)         (0.06)         (0.32)
                                                 --------       --------      ---------      ---------      ---------
 Total distributions .......................       (1.00)          (0.76)        (0.62)         (0.32)         (0.56)
                                                 --------       --------      ---------      ---------      ---------
 Net asset value at end of period ..........     $ 23.22        $  24.11      $  22.08       $  17.16       $  14.71
                                                 ========       ========      =========      =========      =========
Total Return(1) ............................        0.36%          13.10%        32.84%         19.00%         27.89%
Ratios to Average Net Assets:
 Expenses ..................................        1.84%           1.87%         1.89%          2.02%          2.06%
 Net investment income .....................        1.30%           1.90%         1.75%          1.84%          1.97%
Supplemental Data:
 Net assets at end of period (000) .........    $121,117        $110,680      $ 64,498       $ 17,311       $  4,178
 Portfolio turnover rate ...................          26%             10%            7%            13%            15%

-----------
(1) Total Return excludes the effect of sales charges.


Flag Investors Class C Shares
(For a share outstanding throughout the period)

                                                                          Class C Shares
                                                                   -----------------------------
                                                                                  For the Period
                                                                      For the     April 8, 19981
                                                                    Year Ended       through
                                                                     March 31,      March 31,
                                                                   ------------  ---------------
                                                                       2000            1999
Per Share Operating Performance:
 Net asset value at beginning of period .........................    $ 24.12        $  22.31
                                                                     -------        --------
Income from Investment Operations:
 Net investment income ..........................................       0.31            0.39
 Net realized and unrealized gain/(loss) on investments .........      (0.21)           2.10
                                                                     -------        --------
 Total from Investment Operations ...............................       0.10            2.49
                                                                     -------        --------
Less Distributions:
 Net investment income and short-term capital gains .............      (0.56)          (0.35)
 Net realized long-term capital gains ...........................      (0.44)          (0.33)
                                                                     -------        --------
 Total distributions ............................................      (1.00)          (0.68)
                                                                     -------        --------
 Net asset value at end of period ...............................    $ 23.22        $  24.12
                                                                     =======        ========
Total Return3 ...................................................       0.31%          11.50%
Ratios to Average Net Assets:
 Expenses .......................................................       1.85%           1.91%(2)
 Net investment income ..........................................       1.34%           2.05%(2)
Supplemental Data:
 Net assets at end of period (000) ..............................    $33,989        $ 17,450
 Portfolio turnover rate ........................................         26%             10%

-----------
(1) Commencement of operations.
(2) Annualized
(3) Total Return excludes the effect of sales charge.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202

Distributor
ICC DISTRIBUTORS, INC.

Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 1, 2000, as supplemented through May 7, 2001 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                        Deutsche Asset Management Service Center
                        PO Box 219210
                        Kansas City, MO 64121-9210
or call toll-free:      1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.



Flag Investors Value Builder Fund, Inc.
Class A Shares
Class B Shares
Class C Shares

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101


CUSIP #338.32R.105
       338.32R.303
       338.32R.501

VBPRS (05/01)
811-6600

Deutsche Asset Management



Mutual Fund

Prospectus



Institutional Class

August 1, 2000, as supplemented
through May 7, 2001

Flag Investors Value Builder Fund, Inc.


[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]



A Member of the
Deutsche Bank Group [/]

This mutual fund (the "Fund") is designed to maximize total return through a combination of long-term growth of capital and current income.

The Fund offers shares through securities dealers and through financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. This Prospectus describes the Flag Investors Institutional Class of the Fund. The Institutional Class may be purchased only by eligible institutions, by certain qualified retirement plans or by investment advisory affiliates of Deutsche Banc Alex. brown Inc., ("DB Alex. brown Inc.") or the Deutsche Asset Management family of funds on behalf of their clients. (See the section entitled "How to Buy Institutional Class Shares.")

TABLE OF CONTENTS

Investment Summary ..........................................   1
Fees and Expenses of
   Institutional Class Shares ...............................   3
Investment Program ..........................................   3
The Fund's Net Asset Value ..................................   4
How to Buy Institutional Class Shares .......................   4
How to Redeem Institutional Class
   Shares ...................................................   5
Telephone Transactions ......................................   5
Dividends and Taxes .........................................   6
Investment Advisor and Sub-Advisor ..........................   6
Financial Highlights ........................................   7

INVESTMENT SUMMARY
--------------------------------------------------------------------------------


Objective and Strategies


      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.


      The Fund's investment advisor and sub-advisor (the "Advisors") may alter the percentages of assets invested in common stocks and bonds depending on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investments to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.


      In selecting bonds for the Fund, the Advisors purchase securities with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. The bonds purchased by the Fund will generally be investment grade, but may also be non-investment grade.


Risk Profile


      The Fund may be suited for you if you are seeking both long-term growth of capital and current income through an approach that combines investments in common stocks and bonds. The value of an investment in the Fund will vary from day to day based on changes in the prices of the common stocks and the bonds in the Fund's portfolio. The Fund's investments in common stocks can be expected to be more volatile than the Fund's investments in bonds.

      General Stock Risk. The prices of common stocks purchased by the Fund will fluctuate based upon investor perceptions of the economy, the markets, and the companies represented in the Fund's portfolio.


      General Fixed Income Risk. The value of the bonds in the Fund's portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due.

      Style Risk. As with any investment strategy, the "flexible value" strategy used in managing the Fund's equity portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the Advisors overestimate the value or return potential of one or more common stocks, the Fund may underperform the general equity market.


      Asset Allocation Risk. The Advisors' assessment of market and economic conditions may cause them to invest too much or too little in either stocks or bonds. This could adversely affect the Fund's performance.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



Fund Performance


      The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. This is an historical record and does not necessarily indicate how the Fund will perform in the future.

                              Institutional Class*
                          For years ended December 31,

                 24.99%     22.95%     18.84%     14.08%
                 ------     ------     ------     ------
                  1996       1997       1998       1999

-----------

* For the period from December 31, 1999 through June 30, 2000, the total return for the Institutional Class shares was (8.11)%.

     During the 4-year period shown in the bar chart, the highest return for a quarter was 18.00% (quarter ended 12/31/98) and the lowest return for a quarter was (9.59)% (quarter ended 9/30/98).


Average Annual Total Return (for periods ended December 31, 1999)




                                                                                                          Lipper
                                                        Blended                       91-Day U.S.        Balanced
                          Institutional Class(1)        Index(2)     S&P 500(3)    Treasury Bills(4)   Fund Index(5)
                       ----------------------------   -----------   ------------   -----------------   ------------
Past One Year ......        14.08%                      12.79%         21.04%            4.85%              8.98%
Since Inception.....        20.28%(11/2/95)             16.53%(6)      27.09%(6)         5.22%(6)          14.94%(6)



-----------
(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) On March 27, 2001, the Board of Directors approved replacing the 91-Day U.S. Treasury Bill Index with the Blended Index as one of the Fund's "sector" benchmarks. The Blended Index is composed of 60% S&P 500, 35% Lehman Intermediate US Government/Credit Index and 5% Merrill Lynch 3-Month Treasury Index. The Blended Index is a more appropriate comparative index of the Fund than the 91-Day US Treasury Bill Index because it is a custom blended index to better represent the types of investments made by the Fund. The Blended Index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(3) The Standard & Poor's 500 Index ("S&P 500") is an unmanaged index that is a widely recognized benchmark of general market performance. The index does not factor in the costs of buying, selling and holding securities -- costs which are reflected in the Fund's results.
(4) The 91-Day U.S. Treasury Bill is a measure of short-term bond market performance.
(5) The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper balanced fund investment category. Typically, the stock/bond ratio of the funds in the index ranges around 60%/40%.
(6) For the period 10/31/95 through 12/31/99.

FEES AND EXPENSES OF INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------

     This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares.





Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases ............................    None
Maximum Deferred Sales Charge (Load) ........................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends .................    None
Redemption Fee ..............................................................    None
Exchange Fee ................................................................    None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees .............................................................   0.74%
Distribution and/or Service (12b-1) Fees ....................................    None
Other Expenses ..............................................................   0.10%
                                                                                ----
Total Annual Fund Operating Expenses ........................................   0.84%
                                                                                ====


Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


     The Example assumes that you invest $10,000 in Institutional Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                  1 year     3 years     5 years     10 years
                                 --------   ---------   ---------   ---------
Institutional Class ..........      $85     $264        $454        $985



INVESTMENT PROGRAM
--------------------------------------------------------------------------------

Investment Objective, Policies, and
Risk Considerations

      The Fund seeks to maximize total return through a combination of long-term growth of capital and current income by investing primarily in a portfolio of common stocks and corporate bonds.


      The Advisors are responsible for managing the Fund's investments. (Refer to the section on Investment Advisor and Sub-Advisor.) In selecting investments for the Fund, the Advisors determine the relative percentages of assets to be invested in common stocks and bonds based on their judgment as to general market and economic conditions, trends in yields and interest rates, and changes in fiscal and monetary policy. Under normal market conditions, between 40% and 75% of the Fund's assets will be invested in common stocks and at least 25% of the Fund's assets will be invested in bonds.

      In selecting common stocks for the Fund's portfolio, the Advisors use a "flexible value" approach. With this approach, they try to find common stocks that are undervalued in the marketplace based on such characteristics as earnings, cash flow, or asset values. In evaluating a stock's potential, they also consider other factors such as earnings growth, industry position, and the strength of management. The Advisors' strategy gives them the flexibility to purchase traditional value stocks as well as the stocks of high growth rate companies. While the Fund does not limit its investment to issuers in a particular capitalization range, the Advisors currently focus on securities of larger companies.


      In managing the Fund's bond portfolio, the Advisors invest primarily in corporate bonds. The Advisors select bonds with a range of maturities based on their assessment of the relative yields available on securities of different maturities. The Advisors currently anticipate that the average maturity of the bonds in the Fund's portfolio will be between two and ten years. In general, the corporate bonds held by the Fund will be investment grade bonds. However, the Fund also invests, to a limited extent, in non-investment grade bonds.

      An investment in the Fund involves risk. Over time, common stocks have shown greater potential for growth than other types of securities, but in the short run, stocks can be more volatile than other types of securities. Stock prices are sensitive to developments affecting particular companies and to general economic conditions that affect particular industry sectors or the securities markets as a whole. Bonds are subject to interest rate and credit risk. The value of the Fund's bond portfolio can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these increases and decreases will generally be larger if the Fund holds securities with longer maturities. It is also possible that the issuer of a bond may be unable to make principal and interest payments when due. Whether or not the Fund benefits from the allocation of assets between common stocks and bonds will depend on the Advisors' success in assessing economic trends and their impact on financial assets.

      To reduce the Fund's risk under adverse market conditions, the Advisors may make temporary defensive investments in high quality, short-term money market instruments and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. government. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisors would follow such a strategy only if they believed the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.


THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------


      The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier on a day before a holiday. Contact Investment Company Capital Corp., the Fund's transfer agent ("ICCC" or Transfer Agent"), to determine whether the Fund will close early before a particular holiday. The net asset value per share of the Institutional Class is calculated by subtracting the liabilities attributable to the Institutional Class from their proportionate share of the Fund's assets and dividing the result by the number of outstanding Institutional Class shares.

      In valuing the Fund's assets, its investments are priced at their market value. When price quotes for a particular security are not readily available or may be unreliable, the security is priced at its "fair value" using procedures approved by the Fund's Board of Directors.


      You may buy or redeem Institutional Class shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.


      The following sections describe how to buy and redeem Institutional Class shares.




HOW TO BUY INSTITUTIONAL CLASS SHARES
--------------------------------------------------------------------------------

Eligibility Requirements


      You may buy Institutional Class shares if you are any of the following:

      o An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).

      o  An employee benefit plan with assets of at least $50 million.

      o A registered investment adviser or financial planner purchasing on behalf of clients and charging an asset-based or hourly fee.

      o  A client of the private banking division of Deutsche Bank AG.

      o A Director or Trustee of any mutual fund advised or administered by Deutsche Asset Management, Inc. or its affiliates, or an employee of Deutsche Bank AG and its affiliates, or the spouse or minor child of an employee.


      You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. Contact them for details on how to enter and pay for your order. The Fund accepts payments for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. You may also buy Institutional Class shares directly from the Fund. The Fund's investment advisor may provide significant compensation to securities dealers and servicing agents for distribution, administration and promotional services.

      Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination, the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Investment Minimums

      Your initial investment must be at least $250,000. There are no investment minimums for subsequent investments.

      The minimum initial investment is waived for:

      o Investment advisory affiliates of DB Alex. Brown Inc. or the Deutsche Asset Management family of funds purchasing shares for the accounts of their investment advisory clients.

      o  Defined contribution plans with assets of at least $50 million.

      o Clients of the private banking division of Deutsche Bank AG, a Director or Trustee of any mutual fund advised or administered by Deutsche
         Asset Management, Inc. or its affiliates, or employees of Deutsche
         Bank AG and its affiliates, their spouses and minor children.


      If the value of your account falls below the $250,000 minimum initial investment amount, the Fund reserves the right to redeem your shares after giving you 60 days' notice. The Fund and its service providers also reserve the right to waive or modify the above eligibility requirements and investment minimums from time to time at their discretion.



Purchases by Exchange


      You may exchange Institutional Class shares of any other Deutsche Asset Management fund for an equal dollar amount of Institutional Class shares of the Fund up to four times per calendar year. The Fund may modify or terminate this offer of exchange upon 60 days notice.



      You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.



HOW TO REDEEM INSTITUTIONAL CLASS SHARES

--------------------------------------------------------------------------------


      You may redeem Institutional Class shares through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If your shares are in an account with the Fund, you may also redeem them by contacting the Transfer Agent by mail or (if you are redeeming less than $500,000) by telephone. You will be paid for redeemed shares by wire transfer of funds to your securities dealer, servicing agent or bank upon receipt of a duly authorized redemption request as promptly as feasible and, under most circumstances, within three Business Days.

      Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.


      If you redeem sufficient shares to reduce your investment to $250,000 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.



TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $500,000 or exchange them for Institutional Class shares of another Deutsche Asset Management fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern
Time). You are automatically entitled to telephone transaction privileges, but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.


      During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

DIVIDENDS AND TAXES

--------------------------------------------------------------------------------

Dividends and Distributions


      The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of quarterly dividends and to distribute net capital gains at least annually.

Dividend Reinvestment

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Institutional Class shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other Deutsche Asset Management funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your securities dealer, or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

Certain Federal Income Tax Consequences


      The following summary is based on current tax laws, which may change.


      The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. However, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. tax laws will not be taxable until withdrawn from the plan. Each sale or exchange of the Fund's shares is generally a taxable event, except for a sale or exchange by a retirement plan that qualifies for tax-exempt treatment under U.S. tax laws.


      More information about taxes is in the Statement of Additional Information. Please contact your tax advisor if you have specific questions about federal, state and local income taxes.



INVESTMENT ADVISOR AND SUB-ADVISOR
--------------------------------------------------------------------------------


      Investment Company Capital Corp. ("ICCC" or the "Advisor") is the Fund's investment advisor and Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") is the Fund's sub-advisor. ICCC is also the investment advisor to other mutual funds in the Deutsche Asset Management family of funds. As of June 30, 2000, funds managed by ICCC totaled approximately $12 billion in net assets.


      The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

      ABIM is a registered investment advisor with approximately $10.4 billion under management as of June 30, 2000. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM.

      ICCC is responsible for supervising and managing all of the Fund's operations, including overseeing the performance of ABIM. ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates.

      As compensation for its services for the fiscal year ended March 31, 2000, ICCC received from the

Fund a fee equal to 0.74% of the Fund's average daily net assets. ICCC compensates ABIM out of its advisory fee.


Portfolio Manager


      Mr. Hobart C. Buppert, II has managed the Fund since its inception with primary responsibility for managing the Fund's assets since July 31, 1997. Prior to July 31, 1997, he shared that responsibility.

      Mr. Buppert has 28 years of investment experience. He has been a Vice President of ABIM since 1980. Prior to joining ABIM, he worked as a Portfolio Manager for T. Rowe Price Associates from 1976 to 1980 and as a Portfolio Manager and Research Analyst for the Equitable Trust Company from 1972 to 1976. Mr. Buppert received his B.A. and M.B.A. degrees from Loyola College in 1970 and 1974, respectively. He is a member of the Baltimore Security Analysts Society and the Financial Analysts Federation.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance since it began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

(For an Institutional Class share outstanding throughout each period)





                                                                            Institutional Class Shares
                                                     -------------------------------------------------------------------------
                                                                                                              For the Period
                                                                                                             November 2, 1995(1)
                                                                 For the Years Ended March 31,                    Through
                                                         2000          1999          1998          1997       March 31, 1996
                                                     ------------  ------------  ------------  -----------  ------------------
Per Share Operating Performance:
   Net asset value at beginning of period .........    $ 24.36       $ 22.26       $  17.27     $  14.77         $  13.89
                                                       -------       -------       --------     --------         --------
Income From Investment Operations:
   Net investment income ..........................       0.55          0.63           0.51         0.41             0.13
   Net realized and unrealized gain/(loss) on
    investments ...................................      (0.21)         2.41           5.25         2.53             1.17
                                                       --------      -------       --------     --------         --------
   Total from investment operations ...............       0.34          3.04           5.76         2.94             1.30
                                                       --------      -------       --------     --------         --------
Less Distributions:
   Net investment income and short-term
    capital gains .................................      (0.81)        (0.61)         (0.51)       (0.38)           (0.10)
   Net realized long-term capital gains ...........      (0.44)        (0.33)         (0.26)       (0.06)           (0.32)
                                                       --------      --------      --------     --------         --------
   Total distributions ............................      (1.25)        (0.94)         (0.77)       (0.44)           (0.42)
                                                       --------      --------      --------     --------         --------
   Net asset value at end of period ...............    $ 23.45       $ 24.36       $  22.26     $  17.27         $  14.77
                                                       ========      ========      ========     ========         ========
Total Return ......................................       1.36%        14.20%         34.08%       20.24%           21.12%
Ratios to Average Net Assets:
   Expenses .......................................       0.84%         0.87%          0.89%        1.02%            1.03%(2)
   Net investment income ..........................       2.32%         2.88%          2.75%        2.83%            2.89%(2)
Supplemental Data:
   Net assets at end of period (000) ..............   $160,991      $144,995       $103,817     $ 34,771         $ 11,768
   Portfolio turnover rate ........................         26%           10%             7%          13%              15%



-----------
(1) Commencement of operations.
(2) Annualized.

Investment Advisor
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202

Sub-Advisor
ALEX. BROWN INVESTMENT MANAGEMENT
One South Street
Baltimore, Maryland 21202


Transfer Agent
INVESTMENT COMPANY CAPITAL CORP.
One South Street
Baltimore, Maryland 21202
1-800-730-1313


Custodian
BANKERS TRUST COMPANY
130 Liberty Street
New York, New York 10006

Distributor
ICC DISTRIBUTORS, INC.


Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201


Fund Counsel
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 1, 2000, as supplemented through May, 7, 2001 which has been filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to:

                          Deutsche Asset Management Service Center
                          PO Box 219210
                          Kansas City, MO 64121-9210
or call toll-free:        1-800-730-1313

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For more information on the Public Reference Room, call the SEC at 1-202-942-8090.





Flag Investors Value Builder Fund, Inc.
Institutional Class Shares

CUSIP #338.32R.402
VBIPRS (05/01)
811-6600

Distributed by:
ICC Distributors, Inc.
Two Portland Square
Portland, ME 04101

                       STATEMENT OF ADDITIONAL INFORMATION


                -----------------------------------------------



                     FLAG INVESTORS VALUE BUILDER FUND, INC.

                                One South Street
                            Baltimore, Maryland 21202



                -----------------------------------------------


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS

                     NOT A PROSPECTUS. IT SHOULD BE READ IN
                       CONJUNCTION WITH A PROSPECTUS. THE
                   AUDITED FINANCIAL STATEMENTS FOR THE FUND
                    ARE INCLUDED IN THE FUND'S ANNUAL REPORT,
                    WHICH HAS BEEN FILED ELECTRONICALLY WITH
                     THE SECURITIES AND EXCHANGE COMMISSION
                   AND IS INCORPORATED BY REFERENCE INTO THIS
                     STATEMENT OF ADDITIONAL INFORMATION. A
                     COPY OF EACH PROSPECTUS AND THE ANNUAL
                     REPORT MAY BE OBTAINED WITHOUT CHARGE
                   FROM YOUR SECURITIES DEALER OR SHAREHOLDER
                        SERVICING AGENT OR BY WRITING OR
                       CALLING THE FUND, ONE SOUTH STREET,


                           BALTIMORE, MARYLAND 21202,
                                 (800) 730-1313.









            Statement of Additional Information Dated August 1, 2000,
        as supplemented through May 7, 2001 relating to the Prospectuses
         Dated August 1, 2000, as supplemented through May 7, 2001 for:

          Flag Investors Class A Shares, Flag Investors Class B Shares, Flag Investors C Shares and Flag Investors Institutional Class

                                TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY...............................................1
INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS........................1
       Covered Call Options...................................................2
       Convertible Securities.................................................4
       Non-Investment Grade Securities........................................4
       Other Investments......................................................5
       Repurchase Agreements..................................................5
       Foreign Investment Risk Considerations.................................5
       Illiquid Securities....................................................6
       Investment Restrictions................................................6
VALUATION OF SHARES, SUBSCRIPTIONS AND REDEMPTIONS............................7
       Valuation of Shares....................................................7
       Subscriptions..........................................................
       Redemptions............................................................8
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS .........................8
       Qualification as a Regulated Investment Company........................8
       Fund Distributions.....................................................9
       Sale or Exchange of Fund Shares.......................................10
       Federal Excise Tax; Miscellaneous Considerations......................10
       State and Local Tax Considerations....................................11
MANAGEMENT OF THE FUND.......................................................11
         Directors and Officers..............................................11
         Code of Ethics......................................................17
INVESTMENT ADVISORY AND OTHER SERVICES.......................................17
DISTRIBUTION OF FUND SHARES..................................................18
General Information..........................................................21
BROKERAGE....................................................................22
CAPITAL STOCK................................................................24
SEMI-ANNUAL REPORTS and annual reports.......................................25
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES............................25
INDEPENDENT ACCOUNTANTS......................................................26
LEGAL MATTERS................................................................26
PERFORMANCE INFORMATION......................................................26
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..........................27
FINANCIAL STATEMENTS.........................................................27
APPENDIX A...................................................................28

                         GENERAL INFORMATION AND HISTORY

         Flag Investors Value Builder Fund, Inc. (the "Fund") is an open-end diversified management investment company. The Fund currently offers four classes of shares: Flag Investors Value Builder Fund Class A Shares (the "Class A Shares"), Flag Investors Value Builder Fund Class B Shares (the "Class B Shares"); Flag Investors Value Builder Fund Class C Shares (the "Class C Shares"); and Flag Investors Value Builder Fund Institutional Class (formerly, Flag Investors Value Builder Institutional Shares) (the "Institutional Class") (collectively, the "Shares"). As used herein, the "Fund" refers to Flag Investors Value Builder Fund, Inc. and specific references to any class of the Fund's Shares will be made using the name of such class. On March 13, 2001, Deutsche Asset Management announced that it will change the name of its "Flag Investors" family of mutual funds to "Deutsche Asset Management," effective May 7, 2001. This change will not affect the name of the Fund, but will result in modifications to the presentation of the Fund's prospectuses, periodic reports and other publications on behalf of the Fund.

         Important information concerning the Fund is included in the Fund's Prospectuses which may be obtained without charge from the Fund's distributor (the "Distributor") or from Participating Dealers that offer Shares to prospective investors. Prospectuses may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectuses. To avoid unnecessary repetition, references are made to related sections of the Prospectuses. In addition, the Prospectuses and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement for the Fund and its Shares filed with the Securities and Exchange Commission (the "SEC"). Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on March 5, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act") and its Shares under the Securities Act of 1933, as amended (the "Securities Act"), and began operations on June 15, 1992. The Fund began offering the Class B Shares on January 3, 1995, the Institutional Shares on November 2, 1995, and the Class C Shares on April 8, 1998.

         Under a license agreement dated June 15, 1992 between the Fund and (predecessor to Deutsche Banc Alex. Brown Inc.), ("DB Alex. Brown") Deutsche ssBanc Alex. Brown LLC licenses to the Fund the "Flag Investors" name and logo but retains the rights to the name and logo, including the right to permit other investment companies to use them.


             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

         The Fund's investment objective is to maximize total return through a combination of long-term growth of capital and current income. The Fund seeks to achieve this objective through a policy of diversified investments in equity and debt securities. Under normal market conditions, between 40% and 75% of the Fund's total assets will be invested in equity securities and at least 25% of the Fund's total assets will be invested in fixed-income securities, all as more fully described below. There can be no assurance that the Fund's investment objective will be achieved.

         At least 25% of the Fund's total assets will be invested in fixed-income securities, defined for this purpose to include non-convertible corporate debt securities, non-convertible preferred stock and government obligations. The average maturity of these investments will vary from time to time depending on the assessment of the Fund's investment advisor (the "Advisor") and the sub-advisor (the "Sub-Advisor") (the "Advisors") as to the relative yields available on securities of different maturities. It is currently anticipated that the average maturity of the fixed-income securities in the Fund's portfolio will be between two and ten years under normal market conditions. In general, non-convertible corporate debt obligations held in the Fund's portfolio will be rated, at the time of purchase, BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated by S&P or Moody's, determined to be of comparable quality by the Advisors under criteria approved by the Board of Directors. Investment grade securities (securities rated BBB or higher by S&P or Baa or higher by Moody's) are generally thought to provide the highest credit quality and the smallest risk of default. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics. Up to 10% of the Fund's assets may be invested in lower quality non-convertible corporate debt obligations (securities rated BB or lower by S&P or Ba or lower by Moody's). Securities that were investment grade at the time of purchase, but are subsequently downgraded to BB, Ba or lower will be included in the 10% category. In the event that any security owned by the Fund is downgraded, the Advisors will review the situation and take appropriate action, but will not be required to sell any such security. If such a downgrade causes the 10% limit to be exceeded, the Fund will be precluded from investing further in below investment grade debt securities. (See "Investments in Non-Investment Grade Securities" below.)

         In addition to its investments in corporate and government fixed-income obligations the Fund may invest up to 10% of its total assets in non-convertible corporate debt obligations that are rated below investment grade by S&P or Moody's or are unrated by S&P or Moody's but of similar quality. A description of the rating categories of S&P and Moody's is set forth in the Appendix to this Statement of Additional Information.

         The Fund may also invest up to 5% of its net assets in covered call options as described below, and an additional 10% of its total assets in the aggregate in equity and debt securities issued by foreign governments or corporations and not traded in the United States.

         Additional information about certain of the Fund's investment policies and practices are described below.

Covered Call Options

         As a means of protecting the Fund's assets against market declines, the Fund may write covered call option contracts on certain securities which it owns or has the immediate right to acquire, provided that the aggregate value of such options does not exceed 5% of the value of the Fund's net assets as of the time such options are written. If, however, the securities on which the calls have been written appreciate, more than 5% of the Fund's assets may be subject to the call. The Fund may also purchase call options for the purpose of terminating its outstanding call option obligations.

         When the Fund writes a call option, it gives the purchaser of the option the right, but not the obligation, to buy the securities at the price specified in the option (the "Exercise Price") at any time prior to the expiration of the option. In call options written by the Fund, the Exercise Price, plus the option premium paid by the purchaser, will almost always be greater than the market price of the underlying security at the time a call option is written. If any option is exercised, the Fund will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received. By writing a covered option, the Fund may forego, in exchange for the net premium, the opportunity to profit from an increase in value of the underlying security above the Exercise Price. Thus, options may be written when the Advisors, believe the security should be held for the long-term but expect no appreciation or only moderate appreciation within the option period. The Fund also may write covered options on securities that have a current value above the original purchase price but which, if then sold, would not normally qualify for a long-term capital gains treatment. Such activities will normally take place during periods when market volatility is expected to be high.

         Only call options which are traded on a national securities exchange will be written. Currently, call options may be traded on the Chicago Board Options Exchange and the American, Pacific, Philadelphia and New York Stock Exchanges. Call options are issued by The Options Clearing Corporation ("OCC"), which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by OCC or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

         Call options may be purchased by the Fund, but only to terminate an obligation as a writer of a call option. This is accomplished by making a closing purchase transaction, that is, the purchase of a call option on the same security with the same Exercise Price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of a writer. Although the cost to the Fund of such a transaction may be greater than the net premium received by the Fund upon writing the original option, the Directors believe that it is appropriate for the Fund to have the ability to make closing purchase transactions in order to prevent its portfolio securities from being purchased pursuant to the exercise of a call. The Advisors may also permit the call option to be exercised. A profit or loss from a closing purchase transaction or exercise of a call option will be realized depending on whether the amount paid to purchase a call to close a position, or the price at which the option is exercised, is less or more than the amount received from writing the call. In the event that the Advisors are incorrect in their forecasts regarding market values, interest rates and other applicable factors, the Fund would be in a worse position than if the call option had not been written.

         Positions in options on stocks may be closed before expiration only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although the Fund will write options only when the Advisors believe a liquid secondary market will exist on an exchange for options of the same series, there can be no assurance that a liquid secondary market will exist for any particular stock option. Possible reasons for the absence of a liquid secondary market include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or OCC to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or to impose restrictions on types of orders. Although OCC has stated that it believes (based on forecasts provided by the exchanges on which options are traded) that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised OCC that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

         Certain provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, will restrict the use of covered call options. (See "Federal Tax Treatment of Dividends and Distributions" below.)

Convertible Securities

         The Fund may invest in convertible securities. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security tends to increase as the market value of the underlying common stock increases, whereas it tends to decrease as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investment in common stock of the same issuer.

Non-Investment Grade Securities

         The Fund may purchase non-convertible corporate bonds that carry ratings lower than those assigned to investment grade bonds by S&P or Moody's, or that are unrated by S&P or Moody's if such bonds, in the Advisors' judgment, meet the quality criteria established by the Board of Directors. These bonds generally are known as "junk bonds." These securities may trade at substantial discounts from their face values. Accordingly, if the Fund is successful in meeting its objectives, investors may receive a total return consisting not only of income dividends but, to a lesser extent, capital gains. Appendix A to this Statement of Additional Information sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. These ratings range in descending order of quality from AAA to D, in the case of S&P, and from Aaa to C, in the case of Moody's. Generally, securities that are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade may be of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

         Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, these ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisors do not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities, but supplement such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high-yield securities will be significantly affected not only by credit quality but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisors of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high-yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

         Investing in higher yield, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high-yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced. In addition, adverse economic developments could disrupt the high-yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically. Even under normal conditions, the market for lower rated bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high-yield market and purchasers of high-yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for lower rated bonds may become more volatile and there may be significant disparities in the prices quoted for high-yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available. Finally, prices for high-yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation may significantly depress the prices of outstanding high-yield bonds.

Other Investments

         For temporary, defensive purposes the Fund may invest up to 100% of its assets in high quality short-term money market instruments, and in notes or bonds issued by the U.S. Treasury Department or by other agencies of the U.S. Government.

Repurchase Agreements


         The Fund may enter into repurchase agreements with domestic banks or broker-dealers deemed to be creditworthy by the Advisors. A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. The value of underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The underlying securities, which in the case of the Fund are securities of the U.S. Government only, may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and loss including (a) possible decline in the value of the underlying security while the Fund seeks to enforce its rights thereto, (b) possible sub-normal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.


Foreign Investment Risk Considerations


        From time to time, the Advisors may invest the Fund's assets in American Depositary Receipts and other securities, which are traded in the United States and represent interests in foreign issuers. The Advisors may also invest up to 10% of the Fund's assets in securities of foreign companies, and in debt and equity securities issued by foreign corporate and government issuers and which are not traded in the United States when the Advisors believe that such investments provide good opportunities for achieving income and capital gains without undue risk. Foreign investments involve substantial and different risks which should be carefully considered by any potential investor. Such investments are usually not denominated in dollars so changes in the value of the dollar relative to other currencies will affect the value of foreign investments. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on United States exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers, and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Portfolio securities held by the Fund which are listed on foreign exchanges may be traded on days that the Fund does not value its securities, such as Saturdays and the customary United States business holidays on which the New York Stock Exchange is closed. As a result, the net asset value of Shares may be significantly affected on days when shareholders do not have access to the Fund.

        Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries. The dividends and interest payable on certain of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount available for distribution to the Fund's shareholders.

Illiquid Securities


         The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, provided that no more than 5% of its total assets may be invested in restricted securities. Not included within this limitation are securities that are not registered under the Securities Act, but that can be offered and sold to qualified institutional buyers under Rule 144A under the Securities Act, if the securities are determined to be liquid. The Board of Directors has adopted guidelines and delegated to the Advisors, subject to the supervision of the Board of Directors, the daily function of determining and monitoring the liquidity of Rule 144A securities. Rule 144A securities may become illiquid if qualified institutional buyers are not interested in acquiring the securities.


Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectuses, and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. Accordingly, the Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an industry);

2. Invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the outstanding voting securities of such issuer;

3. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for these purposes the U.S. Government and its agencies and instrumentalities are not considered an issuer);

4. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing provided that while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

5.      Invest in real estate or mortgages on real estate;

6. Purchase or sell commodities or commodities contracts, including financial futures contracts;

7. Act as an underwriter of securities within the meaning of the U.S. federal securities laws, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

8.      Issue senior securities;

9. Make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objectives and policies;

10.     Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other direct interests in oil, gas or other mineral leases or exploration or development programs; or


13. Invest more then 10% of the value of its net assets in illiquid securities (as defined under federal or state securities laws), including repurchase agreements with remaining maturities in excess of seven days, provided, however, that the Fund shall not invest more than 5% of its total assets in securities that the Fund is restricted from selling to the public without registration under the Securities Act (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act , that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities).


        The following investment restriction may be changed by a vote of the majority of the Board of Directors.

        The Fund will not invest in shares of any other investment company registered under the Investment Company Act, except as permitted by federal law.

        The percentage limitations contained in these restrictions apply at the time of purchase of securities.


                       VALUATION OF SHARES AND REDEMPTION

Valuation of Shares

         The net asset value per Share is determined daily as of the close of the New York Stock Exchange, each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These olate dayo agreements are intended to permit shareholders placing orders with third parties to place orders up to the same time as other shareholders.

Subscriptions

        Under normal circumstances, the Fund will sell Shares by check or wire transfer of funds, as described in the Prospectuses. Shareholders may opt to subscribe to the Fund in whole or in part by a contribution of readily available marketable securities to the Fund's portfolio.

Redemptions

        The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.


        Under normal circumstances, the Fund will redeem shares in cash. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under oValuation of Shareso and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

              FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectuses is not intended as a substitute for careful tax planning. For example, under certain specified circumstances, state income tax laws may exempt from taxation distributions of a regulated investment company to the extent that such distributions are derived from interest on federal obligations. Investors are urged to consult with their tax advisor regarding whether such exemption is available.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated for each taxable year as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, the Fund generally must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described previously, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

         Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

         If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, such distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions

         Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

         The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders that are individuals at a maximum rate of 20%, regardless of the length of time the shareholder has held Shares. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

         If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

         In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation (including certain holding period limitations). All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

         Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

         Investors should be careful to consider the tax implications of purchasing Shares just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distribution received, even though some or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.

         The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

         The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains or losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

Sale or Exchange of Fund Shares

         The sale or exchange of a Share is a taxable event for the shareholder. Generally, gain or loss on the sale or exchange of a Share will be capital gain or loss that will be long-term if the Share has been held for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates. However, if a shareholder realizes a loss on the sale, exchange or redemption of a Share held for six months or less and has previously received a capital gains distribution with respect to the Share (or any undistributed net capital gains of the Fund with respect to such Share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury 31% of distributions payable to any shareholder who
(1) has failed to provide a correct tax identification number, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report receipt of interest or dividends, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

Federal Excise Tax; Miscellaneous Considerations

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending on October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most, its net capital gains and pay tax thereon.

         Non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in the Fund.

State and Local Tax Considerations

         Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

                             MANAGEMENT OF THE FUND


Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent.

         The Directors and executive officers of the Fund, their respective dates of birth and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each Director and executive officer is One South Street, Baltimore, Maryland 21202.

*TRUMAN T. SEMANS, Chairman and Director (10/27/26)

         Brown Investment Advisory & Trust Company, 19 South Street, Baltimore, Maryland 21202. Vice Chairman, Brown Investment Advisory & Trust Company (formerly, Alex. Brown Capital Advisory & Trust Company) (investment advisor); Director and Chairman of Virginia Hot Springs Inc. (property management); and Director, Agronex (biotechnology). Formerly, Managing Director and Vice Chairman, Alex. Brown Incorporated (now Deutsche Banc Alex. Brown Inc.); Director, Investment Company Capital Corp. (registered investment advisor) and Director, ISI Family of Funds (registered investment companies).


RICHARD R. BURT, Director (2/3/47)

         IEP Advisors, LLP, 1275 Pennsylvania Avenue, NW, 10th Floor, Washington, DC 20004. Chairman, IEP Advisors, Inc.; Chairman of the Board, Weirton Steel Corporation; Member of the Board, Archer Daniels Midland Company (agribusiness operations), Hollinger International, Inc. (publishing), Homestake Mining (mining and exploration), HCL Technologies (information technology) and Anchor Technologies (gaming software and equipment); Director, Mitchell Hutchins family of funds (registered investment companies); and Member, Textron Corporation International Advisory Council. Formerly, partner, McKinsey & Company (consulting), 1991-1994; U.S. Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and U.S. Ambassador to the Federal Republic of Germany, 1985-1991.

*RICHARD T. HALE, Director and President (7/17/45)

         Managing Director, Deutsche Banc Alex. Brown Inc. (formerly DB Alex. Brown LLC); Deutsche Asset Management Americas Director and President, Investment Company Capital Corp. (registered investment advisor); Director and/or President, Deutsche Asset Management Mutual Funds (registered investment companies); Chartered Financial Analyst. Formerly, Director, ISI Family of Funds (registered investment companies).


JOSEPH R. HARDIMAN, Director (5/27/37)

         8 Bowen Mill Road, Baltimore, Maryland 21212. Private Equity Investor and Capital Markets Consultant; Director, Wit Capital Group (registered broker-dealer), Corvis Corporation (optical networks), Brown Investment Advisory & Trust Company (investment advisor), The Nevis Fund (registered investment company), and ISI Family of Funds (registered investment companies). Formerly, Director, Circon Corp. (medical instruments), November 1998-January 1999; President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc., 1987-1997; Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1985-1987; General Partner, Alex. Brown & Sons Incorporated (now Deutsche Banc Alex. Brown Inc.), 1976-1985; Director, Flag Investors Emerging Growth Fund, Inc. (now Emerging Growth Fund, Inc.) and Flag Investors Short-Intermediate Fund, Inc. (now Short-Intermediate Fund, Inc.) (registered investment companies) resigned 2000.


LOUIS E. LEVY, Director (11/16/32)
         26 Farmstead Road, Short Hills, New Jersey 07078. Director, Household International (banking and finance) and ISI Family of Funds (registered investment companies). Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants, 1992-1998; Trustee, Merrill Lynch Funds for Institutions, 1991-1993; Adjunct Professor, Columbia University-Graduate School of Business, 1991-1992; Director, Kimberly-Clark Corporation (personal consumer products), retired 2000 and Partner, KPMG Peat Marwick, retired 1990.


EUGENE J. MCDONALD, Director (7/14/32)
         Duke University, Investment Counsel, 2200 West Main Street, Suite 240, Durham, North Carolina, 27705. Executive Vice President, Investment Counsel, Duke University; Director, Victory Funds (registered investment companies); Lead Director, National Commerce Bank Corporation (NCBC) (banking); and Chairman, Winston Hedged Equity Group. Formerly, Executive Vice Chairman and Director, Central Carolina Bank & Trust (banking); Director, AMBAC Treasurers Trust (registered investment company), DP Mann Holdings (insurance) and ISI Family of Funds (registered investment companies); President, Duke Management Company (investments); Executive Vice President, Duke University (education, research and health care).


REBECCA W. RIMEL, Director (4/10/51)
         The Pew Charitable Trusts, One Commerce Square, 2005 Market Street, Suite 1700, Philadelphia, Pennsylvania 19103-7017. President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation); Director and Executive Vice President, The Glenmede Trust Company (investment trust and wealth management). Formerly, Executive Director, The Pew Charitable Trusts and Director, ISI Family of Funds (registered investment companies).

ROBERT H. WADSWORTH, Director (1/29/40)

         4455 E. Camelback Road, Suite 261 E., Phoenix, Arizona 85018. President, Investment Company Administration LLC; President and Trustee, Trust for Investment Managers (registered investment company); President and Director, First Fund Distributors, Inc. (registered broker-dealer); Director, The Germany Fund, Inc., The New Germany Fund Inc. and The Central European Equity Fund, Inc.; and Vice President, Professionally Managed Portfolios and Advisors Series Trust (registered investment companies). Formerly, President, Guinness Flight Investment Funds, Inc. (registered investment companies).


CARL W. VOGT, Esq., Director (4/20/36)

         Fulbright & Jaworski L.L.P., 801 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2604. Senior Partner, Fulbright & Jaworski L.L.P. (law); Director, Yellow Corporation (trucking), American Science & Engineering (x-ray detection equipment), and ISI Family of Funds (registered investment companies). Formerly, Chairman and Member, National Transportation Safety Board; Director, National Railroad Passenger Corporation (Amtrak); Interim President of Williams College and President, Flag Investors Family of Funds (now part of the Deutsche Asset Management family of funds) (registered investment companies).


CHARLES A. RIZZO, Treasurer (8/5/57)

         Director, Deutsche Asset Management; Certified Public Accountant and Certified Management Accountant. Formerly, Vice President and Department Head, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1993-1998.


AMY M. OLMERT, Secretary (5/14/63)

         Director, Deutsche Asset Management; Certified Public Accountant. Formerly, Vice President, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1997-1999 and Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP), 1992-1997.


DANIEL O. HIRSCH, Assistant Secretary (3/27/54)

         Director, Deutsche Asset Management; Formerly Principal, BT Alex. Brown Incorporated, (now Deutsche Banc Alex. Brown Inc.), 1998-1999 and Assistant General Counsel, United States Securities and Exchange Commission, 1993-1998.

---------------------
* Messrs. Semans and Hale are directors who are "interested persons," as defined in the Investment Company Act.

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered or advised by Investment Company Capital Corporation ("ICCC") or its affiliates. These funds are part of the Deutsche Asset Management Fund Complex (the "Fund Complex"), which includes all the funds that formerly were a part of the Flag Investors Funds Complex, as well as other funds. Mr. Semans serves as Chairman of six funds and as a Director of 18 other funds in the Fund Complex. Mr. Hale serves as Chairman of three funds, President of each of the funds in the Fund Complex, as well as Director or Trustee of each of the funds in the Fund Complex. Ms. Rimel and Messrs. Burt, Levy, McDonald, Wadsworth and Vogt serve as Directors of 24 funds in the Fund Complex. Mr. Hardiman serves as Director of 22 of the funds in the Fund Complex. Mr. Rizzo serves as Treasurer for all funds in the Fund Complex. Ms. Olmert serves as Secretary and Mr. Hirsch serves as Assistant Secretary for 24 funds in the Fund Complex.

         Some of the Directors of the Fund are customers of, and have had normal brokerage transactions with, DB Alex. Brown or its affiliates in the ordinary course of business. All such transactions were made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons. Additional transactions may be expected to take place in the future.

         Officers of the Fund receive no direct remuneration from the Fund. Officers and Directors of the Fund who are officers or directors of Deutsche Asset Management or the Advisors may be considered to have received remuneration indirectly. As compensation for his or her services as director, each Director who is not an "interested person" of the Fund (as defined in the Investment Company Act) (an "Independent Director"), receives an aggregate annual fee plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairmen of the Fund Complex's Audit Committee and Executive Committee receive an annual fee from the Fund Complex. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended March 31, 2000, Independent Directors' fees (including fees paid to the Fund's President) attributable to the assets of the Fund totaled $47,638.

         The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and the Fund Complex, respectively, and pension or retirement benefits accrued as part of Fund expenses in the fiscal year ended March 31, 2000.


                                              COMPENSATION TABLE

                           Aggregate Compensation From                               Total Compensation from the
                           the Fund Payable to           Pension or Retirement       Fund and Fund Complex Payable
Name of Person,            Directors for the Fiscal      Benefits Accrued as Part    to Directors for the Fiscal
Position                   Year Ended March 31, 2000     of Fund Expenses            Year Ended March 31, 2000(1)
-------------------------- ----------------------------- --------------------------- --------------------------------
Truman T. Semans(2)        $0                            $0                                        $0
 Chairman

Richard T. Hale(2)(9)      $0                            $0                                        $0
 Director

James J. Cunnane(6)        $1,806(3)                     $ (4)                              $19,500 for service
 Director                                                                                       on 12 Boards

Joseph R. Hardiman         $3,455                        $ (4)                              $39,000 for service
 Director                                                                                       on 12 Boards

Louis E. Levy              $4,341                        $ (4)                              $49,000 for service
 Director                                                                                       on 12 Boards

Eugene J. McDonald         $4,341(3)                     $ (4)                              $49,000 for service
 Director                                                                                       on 12 Boards

Rebecca W. Rimel           $3,459(3)                     $ (4)                              $39,000 for service
 Director                                                                                       on 12(5) Boards

Carl W. Vogt(7)            $3,455(3)                     $ (4)                              $39,000 for service
 President                                                                                      on 12 Boards

Richard R. Burt(8)         $1,649(3)                     $ (4)                              $19,500 for service
 Director                                                                                       on 8 Boards

Robert H. Wadsworth(8)     $1,649(3)                     $ (4)                              $19,500 for service
 Director                                                                                       on 8 Boards

--------------------------------
(1) Prior to September 28, 1999, the Fund Complex consisted of 12 funds and included the four funds in the ISI Family of Funds
(2) A Director who is an "interested person" as defined in the Investment Company Act.
(3) Of amounts payable to Ms. Rimel and Messrs. Cunnane, McDonald, Vogt, Burt, and Wadsworth $3,459, $1,806, $4,341, $3,455, $1,649, and $1,649
     respectively, was deferred pursuant to a deferred compensation plan.
(4) Certain funds in the Fund Complex have adopted a retirement plan for eligible Directors and the Fund's President, as described below. The actuarially computed pension expense for the year ended March 31, 2000 was approximately $21,568.
(5) Ms. Rimel received (prior to her appointment or election as Director to all of the funds in the Fund Complex) proportionately higher compensation from each fund for which she served as Director.
(6)  Retired, effective October 7, 1999.
(7) Retired as Fund President, effective December 19, 2000. Currently, Director of the Fund.
(8)  Elected to the Fund's board effective October 7, 1999.
(9)  Effective December 19, 2000. Mr. Hale serves as President of the Fund.

         Certain funds in the Fund Complex have adopted a Retirement Plan for Directors who are not employees of the Fund, the Fund's Administrator or its respective affiliates (the "Retirement Plan"). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 24 funds that have adopted the Retirement Plan based upon the relative net assets of such fund. As of December 31, 2000, Messrs. McDonald and Levy have qualified for, but have not received, benefits.

         Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 1999 are as follows: for Ms. Rimel, 4 years; for Mr. Levy, 5 years; for Mr. McDonald, 7 years; for Mr. Vogt, 4 years; for Mr. Hardiman, 1 year and for Mr. Burt and Mr. Wadsworth, 0 years.


                                   Estimated Annual Benefits Payable By Fund Complex Upon Retirement
                                   -----------------------------------------------------------------
                                   Chairmen of Audit and Executive
Years of Service                              Committees                          Other Participants
----------------                   -------------------------------                ------------------
6 years                                         $ 4,900                                 $ 3,900

7 years                                         $ 9,800                                 $ 7,800

8 years                                         $14,700                                 $11,700

9 years                                         $19,600                                 $15,600

10 years or more                                $24,500                                 $19,500

         Effective February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Plan to Directors, as calculated based on the following actuarial assumptions:
(1) retirement benefits at later of age 65 or 10 years of service based on a 10% per year service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

         Any Director and the President of the Fund who receive fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Levy, McDonald, Vogt, Burt, Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors and the President may select from among the funds in the Deutsche Asset Management Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' and the President's deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics


         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Fund's Code permits access persons to engage in personal trading provided that the access persons comply with the provisions of the advisor's, sub-advisor's or distributor's Codes of Ethics, as applicable, and requires that each of these Codes be approved by the Board of Directors. In addition, the Fund's Code contains reporting requirements applicable to disinterested Directors of the Fund. The Fund's advisor, Investment Company Capital Corporation ("ICCC" or the "Advisor"), and sub-advisor, Alex. Brown Investment Management ("ABIM" or the "Sub-Advisor") and the Fund's Distributor, ICC Distributors, Inc. ("ICC Distributors"), have adopted Codes of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics permit access persons to invest in securities that may be purchased or held by the Fund for their own accounts, but require compliance with the Codes' preclearance requirements. In addition, the Codes provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. The Codes also prohibit short term trading profits and personal investment in initial public offerings. The Codes require prior approval with respect to purchases of securities in private placements.

         These codes of ethics are on public file with, and are available from, the SEC.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         ICCC, the investment advisor, is an indirect subsidiary of Deutsche Bank AG. ABIM is a limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owens, Inc., a company organized by three employees of ABIM. ICCC also serves as investment advisor and ABIM serves as sub-advisor to other funds in the Deutsche Asset Management family of funds.

         Under the Investment Advisory Agreement, ICCC obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. ICCC has delegated this responsibility to ABIM, provided that ICCC continues to supervise the performance of ABIM and report thereon to the Fund's Board of Directors. Any investment program undertaken by ICCC or ABIM will at all times be subject to policies and control of the Fund's Board of Directors. ICCC will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by ICCC without reimbursement by the Fund for any costs. Neither ICCC nor ABIM shall be liable to the Fund or its shareholders for any act or omission by ICCC or ABIM or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ICCC and ABIM to the Fund are not exclusive and ICCC and ABIM are free to render similar services to others.

         As compensation for its services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly, at the following annual rates; 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million, and 0.70% of the amount in excess of $200 million. As compensation for its services, ABIM is entitled to receive a fee from ICCC, payable from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and payable monthly, at the annual rate of 0.75% of the first $50 million, 0.60% of the next $150 million, and 0.50% of the amount in excess of $200 million.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue for an initial term of two years, and thereafter, from year to year if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). The Fund or ICCC may terminate the Investment Advisory Agreement on sixty days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement has similar termination provisions.

         Advisory fees paid by the Fund to ICCC and sub-advisory fees paid by ICCC to ABIM for the last three fiscal years were as follows:


                                           Year Ended March 31,
                                           --------------------

Fees Paid to:               2000                  1999                  1998
-------------               ----                  ----                  ----

ICCC                      $7,107,396             $5,619,259          $3,769,264

ABIM                      $5,116,599             $4,056,393          $2,735,069

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

                           DISTRIBUTION OF FUND SHARES

         ICC Distributors, Inc. ("ICC Distributors") serves as the exclusive distributor of the Fund's Shares pursuant to a Distribution Agreement which provides for distribution of each class of Shares.

         The Distribution Agreement provides that ICC Distributors shall; (i) use reasonable efforts to sell Shares upon the terms and conditions contained in the Distribution Agreement and the Fund's then current Prospectus; (ii) use its best efforts to conform with the requirements of all federal and state laws relating to the sale of the Shares; (iii) adopt and follow procedures as may be necessary to comply with the requirements of the National Association of Securities Dealers, Inc. and any other applicable self-regulatory organization;
(iv) perform its duties under the supervision of and in accordance with the directives of the Fund's Board of Directors and the Fund's Articles of Incorporation and By-Laws; and (v) provide the Fund's Board of Directors with a written report of the amounts expended in connection with the Distribution Agreement. ICC Distributors shall devote reasonable time and effort to effect sales of Shares but shall not be obligated to sell any specific number of Shares. The services of ICC Distributors are not exclusive and ICC Distributors shall not be liable to the Fund or its shareholders for any error of judgment or mistake of law, for any losses arising out of any investment, or for any action or inaction of ICC Distributors in the absence of bad faith, willful misfeasance or gross negligence in the performance of its duties or obligations under the Distribution Agreement or by reason of the reckless disregard of its duties and obligations under the Distribution Agreement. The Distribution Agreement further provides that the Fund and ICC Distributors will mutually indemnify each other for losses relating to disclosures in the Fund's registration statement.


         The Distribution Agreement may be terminated at any time upon 60 daysss. written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares of the related class (as defined under oCapital Stocko) or upon 60 daysss. written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of one year from the date of effectiveness. It shall continue in effect thereafter with respect to each class of the Fund provided that it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the related class of the Fund or (ii) a vote of a majority of the Fund's Board of Directors including a majority of the Independent Directors and, with respect to each class of the Fund for which there is a plan of distribution, so long as such plan of distribution is approved at least annually by the Independent Directors in person at a meeting called for the purpose of voting on such approval.

         ICC Distributors and certain broker-dealers ("Participating Dealers") have entered into Sub-Distribution Agreements under which such Participating Dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the Distribution Agreement and shall automatically terminate in the event of an assignment.

         In addition, with respect to the Class A, Class B and Class C Shares, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions to act as Shareholder Servicing Agents, pursuant to which ICC Distributors will allocate a portion of its distribution fee as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Advisor or its affiliates will provide compensation out of its own resources for ongoing shareholder services. Currently, banking laws and regulations do not prohibit a financial holding company affiliate from acting as distributor or Shareholder Servicing Agent or in other capacities for investment companies. Should future legislative, judicial or administrative action prohibit or restrict the activities of the Shareholder Servicing Agents in connection with the Shareholder Servicing Agreements, the Fund may be required to alter materially or discontinue its arrangements with the Shareholder Servicing Agents. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectuses and this Statement of Additional Information in conjunction with any such institution's fee schedule.

         As compensation for providing distribution services as described above for the Class A Shares, ICC Distributors receives an annual fee, paid monthly equal to 0.25% of the average daily net assets of the Class A Shares. With respect to Class A Shares, ICC Distributors expects to allocate up to all of its fee to Participating Dealers and Shareholder Servicing Agents. As compensation for providing distribution services as described above for the Class B and Class C Shares, ICC Distributors receives an annual fee, paid monthly, equal to 0.75% of their respective average daily net assets. In addition, with respect to the Class B and Class C Shares, ICC Distributors receives a shareholder servicing fee at an annual rate of 0.25% of their respective average daily net assets. (See the Prospectus.) ICC Distributors receives no compensation for distributing the Institutional Class.


         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                                                                Fiscal Year Ended March 31,
                                                                ---------------------------

Fee                                                 2000                  1999                    1998
---                                                 ----                  ----                    ----
12b-1 Fee                                        $2,819,356(1)        $2,095,410(1)            $1,318,534(2)

Class B Shareholder Servicing Fee                $  307,098(1)        $  206,332(1)            $   96,025(3)

Class C Shareholder Servicing Fee                $   72,454           $   19,316                    N/A


-------------
(1)  Fees received by ICC Distributors.

(2) Of this amount, Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997, received $457,116 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $861,418.
(3) Of this amount, Alex. Brown, & Sons, the Fund's distributor prior to August 31, 1997, received $26,604 and ICC Distributors, the Fund's distributor effective August 31, 1997, received $69,421.

         Pursuant to Rule 12b-1 under the Investment Company Act, investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders. The Fund has adopted a Plan of Distribution for each of its classes of Shares (except the Institutional Class) (the "Plans"). Under each Plan, the Fund pays a fee to ICC Distributors for distribution and other shareholder servicing assistance as set forth in the Distribution Agreement, and ICC Distributors is authorized to make payments out of its fee to Participating Dealers and Shareholder Servicing Agents. The Plans will remain in effect from year to year, as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose.


         In approving the Plans, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plans would benefit the Fund and its shareholders. The Plans will be renewed only if the Directors make a similar determination in each subsequent year. The Plans may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the Fund. The Plans may be terminated at any time by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plans, the Fund's Board of Directors will be provided for their review, at least quarterly, a written report concerning the payments made under the Plans to ICC Distributors pursuant to the Distribution Agreement and to Participating Dealers pursuant to any Sub-Distribution Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plans, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plans, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ICC Distributors under the Plans. Payments under the Plans are made as described above regardless of ICC Distributorsss. actual cost of providing distribution services and may be used to pay ICC Distributorsss. overhead expenses. If the cost of providing distribution services to the Class A Shares is less than 0.25% of the Class A Shares' average daily net assets for any period or if the cost of providing distribution services to the Class B Shares and the Class C Shares is less than 0.75% of the classes'. respective average daily net assets for any period, the unexpended portion of the distribution fees may be retained by ICC Distributors. The Plans do not provide for any charges to the Fund for excess amounts expended by ICC Distributors and, if any of the Plans is terminated in accordance with its terms, the obligation of the Fund to make payments to ICC Distributors pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to that class. In return for payments received pursuant to the Plans, ICC Distributors pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

                               General Information

         The Fund's distributor received commissions on the sale of the Class A Shares and contingent deferred sales charges on the Class B and Class C Shares and retained from such commissions and sales charges the following amounts:

                                                         Fiscal Year Ended March 31,
                                                         ---------------------------
                                     2000                         1999                           1998
                                     ----                         ----                           ----
Class                     Received       Retained      Received         Retained        Received       Retained
--------------            --------       --------      --------         --------        --------       --------

Class A Commissions       $1,100,345      $0(1)       $1,159,313(1)       $0(1)       $1,547,315(2)    $1,308,006(4)

Class B Contingent
Deferred Sales Charge     $1,183,806      $0(1)       $1,607,852(1)       $0(1)       $1,498,689(3)    $1,128,132(5)

Class C Contingent
Deferred Sales Charge     $  206,990      $0(1)       $  159,062(1)       $0(1)             N/A             N/A


-------------

(1)  By ICC Distributors.
(2) Of this amount, Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997, received $566,160 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $981,154.
(3) Of this amount, Alex. Brown & Sons, the Fund's distributor prior to August 31, 1997, received $539,410 and ICC Distributors, the Fund's distributor effective August 31, 1997 received $959,279.
(4) Of commissions received, Alex. Brown & Sons retained $130,006 and ICC Distributors retained $0.
(5) Of sales charges received, Alex. Brown & Sons retained $418,559 and ICC Distributors retained $709,573.

         The Fund will pay all costs associated with its organization and registration under the Securities Act and the Investment Company Act. Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel, including counsel to the Independent Directors, and of independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ICC Distributors, ICCC or ABIM.

         The address of ICC Distributors is Two Portland Square, Portland, Maine 04101.

                                    BROKERAGE

         ABIM is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates, subject to the supervision of ICCC. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a commission for their services. Brokerage commissions are subject to negotiation between ABIM and the broker-dealers. ABIM may direct purchase and sale orders to any broker-dealer, including, to the extent and in the manner permitted by applicable law, its affiliates and ICC Distributors.


         In over-the-counter transactions, orders are placed directly with a principal market maker and such purchases normally include a mark up over the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession. The Fund will not deal with affiliates of the Advisors in any transaction in which they act as a principal.

         If affiliates of the Advisors are participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with rules of the SEC. The Fund believes that the limitation will not affect its ability to carry out its present investment objective.

         ABIM's primary consideration in effecting securities transactions is to obtain best price and execution of orders on an overall basis. As described below, however, ABIM may, in its discretion, effect transactions with broker-dealers that furnish statistical, research or other information or services which are deemed by ABIM to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to ABIM with clients other than the Fund. Similarly, any research services received by ABIM through placement of portfolio transactions of other clients may be of value to ABIM in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to ABIM by a broker-dealer. ABIM is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ABIM's research and analysis. Therefore, it may tend to benefit the Fund by improving ABIM's investment advice. In over-the-counter transactions, ABIM will not pay any commission or other remuneration for research services. ABIM's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in ABIM's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, ABIM is also authorized to pay broker-dealers other than affiliates of the Advisors higher commissions than another broker might have charged on brokerage transactions for the Fund for brokerage or research services. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis. In addition, consistent with NASD Rules, and subject to seeking the most favorable price and execution available and such other policies as the Board may determine, ABIM may consider services in connection with the sale of shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisors. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the Investment Company Act, which requires that the commissions paid affiliates of the Advisors must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires ICCC and ABIM to furnish reports and to maintain records in connection with such reviews.


         ABIM manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by ABIM. ABIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         ABIM directed transactions to broker-dealers and paid related commissions because of research services in the following amounts:

                                       Fiscal Year Ended March 31,
                                       ---------------------------

                                2000               1999               1998
                                ----               ----               ----

Transactions Directed            $0                 $0            $80,647,030

Commissions Paid                 $0                 $0            $   174,443

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the Investment Company Act) which the Fund has acquired during its most recent fiscal year. As of March 31, 2000, the Fund held a 6.08% repurchase agreement issued by Goldman Sachs & Co. valued at $15,032,853. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

                                  CAPITAL STOCK

         The Fund is authorized to issue Shares of common stock, par value $.001 per share. The Board of Directors may increase or decrease the number of authorized Shares without shareholder approval.

         The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of Shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated four classes of Shares: Flag Investors Value Builder Fund Class A Shares, Flag Investors Value Builder Fund Class B Shares, Flag Investors Value Builder Fund Class C Shares and Flag Investors Value Builder Fund Institutional Class. The Flag Investors Value Builder Fund Institutional Class is offered only to certain eligible institutions, to certain qualified retirement plans and to investment advisory affiliates of DB Alex. Brown or the Deutsche Asset Management family of funds on behalf of their clients. In the event separate series or classes are established, all Shares of the Fund, regardless of series or class, would have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class would vote separately. Each such series would be managed separately and shareholders of each series would have an undivided interest in the net assets of that series. For tax purposes, the series would be treated as separate entities. Generally, each class of Shares issued by a particular series would be identical to every other class and expenses of the Fund (other than 12b-1 and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.


         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of Shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent accountants.

                CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust"), 130 Liberty Street, New York, New York 10006, serves as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended March 31, 2000, Bankers Trust was paid $84,889 as compensation for providing custody services to the Fund. Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, has been retained to act as transfer and dividend disbursing agent. As compensation for providing these services, the Fund pays ICCC up to $16.68 per account per year, plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended March 31, 2000 such fees totaled $439,923.

         ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC receives an annual fee, calculated daily and paid monthly as shown below.

         Average Net Assets                    Incremental Annual Accounting Fee
         ------------------                    ---------------------------------
         0 - $10,000,000                                  $13,000 (fixed fee)
         $10,000,000 - $20,000,000                          0.100%
         $20,000,000 - $30,000,000                          0.080%
         $30,000,000 - $40,000,000                          0.060%
         $40,000,000 - $50,000,000                          0.050%
         $50,000,000 - $60,000,000                          0.040%
         $60,000,000 - $70,000,000                          0.030%
         $70,000,000 - $100,000,000                         0.020%
         $100,000,000 - $500,000,000                        0.015%
         $500,000,000 - $1,000,000,000                      0.005%
         over $1,000,000,000                                0.001%

         For the fiscal year ended March 31, 2000, ICCC received accounting fees of $138,553.

         In addition, the Fund will reimburse ICCC for the following out of pocket expenses incurred in connection with ICCC's performance of its services under the Master Services Agreement: express delivery service, independent pricing and storage.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 250 West Pratt Street, Baltimore, Maryland 21201, are independent accountants to the Fund.


                                  LEGAL MATTERS

         Morgan, Lewis & Bockius LLP serves as counsel to the Fund.


                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other open-end diversified management investment companies and to stock or other relevant indices in advertisements or in certain reports to shareholders, performance will be stated in terms of total return rather than in terms of yield. The total return quotations, under the rules of the SEC, must be calculated according to the following formula:


P(1 + T)n = ERV

Where:  P = a hypothetical initial payment of $1,000

        T = average annual total return

        n = number of years (1, 5 or 10)

      ERV = ending redeemable value at the end of the 1-, 5-, or 10-year periods
            (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods.

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods or a shorter period dating from the effectiveness of the Fund's registration statement or the date the Fund (or the later commencement of operations of a Series or class) commenced operations.


         Calculated according to SEC rules, the ending redeemable value and average annual total return of a hypothetical $1,000 investment for the periods ended March 31, 2000 were as follows:

                        One-Year Period Ended           Five Year Period Ended
                            March 31, 2000                  March 31, 2000                 Since Inception
                     --------------------------        ------------------------        ------------------------
                                                                        Average                         Average
                       Ending                            Ending          Annual          Ending         Annual
                     Redeemable         Total          Redeemable        Total         Redeemable       Total
Class                  Value            Return           Value           Return          Value          Return
-----                  -----            ------           -----           ------          -----          ------
Class A               $  956           (4.45)%           $2,250          17.61%          $2,919         14.73%
6/15/92*

Class B               $  953           (4.66)%           $2,247          17.58%          $2,448         18.56%
1/3/95*

Class C               $  993            (.69)%            N/A             N/A            $1,119          5.86%
4/8/98*

Institutional         $1,014            1.36%             N/A             N/A            $2,029         17.40%
11/2/95*

-----------
*  Inception Date

         The Fund may also from time to time include in such advertising total return figures that are not calculated according to the formula set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper, Inc. or CDA Investment Technologies Inc., or with the performance of the Lehman Government Corporate Bond Index, the Consumer Price Index, the return on 91-day U.S. Treasury bills, the Standard and Poor's 500 Stock Index, the Blended Index or the Dow Jones Industrial Average, the Fund calculates its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in Shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. For this alternative computation, the Fund assumes that the $10,000 invested in Shares is net of all sales charges. The Fund will, however, disclose the maximum sales charges and will also disclose that the performance data do not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. The Fund's portfolio turnover rate in fiscal year 2000 was 26% and in fiscal year 1999 was 10%.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, the following persons held beneficially or of record 5% or more of the outstanding shares of a class of the Fund, as of July 5, 2000:


                                             Owned of        Beneficially
             Name and Address                 Record            Owned         Percentage of Ownership
             ----------------                --------        ------------     -----------------------
Bankers Trust Corp & Affil 401K                |X|               |X|          8.15% of Class A Shares
Savings Plan
The Partnershare Plan of Bankers
Trust NY Corp & Affil
100 Plaza One
Jersey City, NJ  07311

Mercantile Safe Dep & Tr Co Cust               |X|               |X|          7.92% of Institutional Class
FBO Calvert School Pension Plan
766 Old Hammonds Ferry Road
Linthicum, MD  21090

Mercantile Safe Dep & Tr Co Cust               |X|                            9.37% of Institutional Class
FBO Calvert School
AB Flag Value A/C #1166032
766 Hammonds Ferry Road
Linthicum, MD  21090-1317

DB Alex. Brown LLC                             |X|                            8.72% of Institutional Class
FBO 250-10788-16

P.O. Box 1346
Baltimore, MD  21203

Banc of America Securities LLC                 |X|                            19.34% of Institutional Class
116-00036-10
CA5-522-15-13
600 Montgomery Street
San Francisco, CA  94111-2702

DB Alex. Brown Incorporated                    |X|                            5.08% of Institutional Class
FBO 201-13465-13
P.O. Box 1346
Baltimore, MD 21203

         As of July 5, 2000, Directors and officers as a group beneficially owned an aggregate of less than 1% of the Fund's total outstanding shares.

                              FINANCIAL STATEMENTS

         The financial statements for the Fund for the fiscal year ended March 31, 2000 are incorporated herein by reference to the Fund's Annual Report dated March 31, 2000.

APPENDIX A


BOND AND COMMERCIAL PAPER RATINGS

Standard & Poor's Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1+, 1, 2 and 3 to indicate the relative degree of safety. Issues rated A-1+ are those with oextremely strongo safety characteristics. Those rated A-1 reflect a ostrongo degree of safety regarding timely payment.

Moody's Commercial Paper Ratings

Commercial paper issuers rated Prime-1 by Moody's are judged by Moody's to be of the highest quality on the basis of relative repayment capacity.


CORPORATE BOND RATINGS

Standard & Poor's Bond Ratings

AAA (Y) The highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA (Y) Very strong capacity to pay interest and repay principal and, in the majority of instances, differs from the highest rated issues only in small degree. Also qualify as high quality debt obligations.

A (Y) Strong capacity to pay interest and repay principal although somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB (Y) Regarded as having an adequate capacity to pay interest and repay principal. While normally exhibiting adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, and CC and C (Y) Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

C (Y) The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D (Y) In default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Bond Ratings



Aaa (Y) Judged to be of the best quality. Carries the smallest degree of investment risk and generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa (Y) Judged to be of high quality by all standards. Together with the Aaa group comprise what are generally known as "high-grade" bonds. Rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or the fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

A (Y) Possess many favorable investment attributes and considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa (Y) Considered as medium-grade obligations (i.e., neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba (Y) Judged to have speculative elements; future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B (Y) Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa (Y) Of poor standing. May be in default or there may be present elements of danger with respect to principal or interest.

Ca (Y) Speculative in a high degree. Often in default or have other marked shortcomings.

C (Y) The lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a rating in the lower end of that generic rating category.

                         DEUTSCHE ASSET MANAGEMENT FUNDS
                                One South Street
                            Baltimore, Maryland 21202

                                   May 7, 2001

EDGAR Operations Branch
Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, NW
Washington, DC 20549

RE:      FLAG INVESTORS VALUE BUILDER FUND, INC.
         1933 Act File No. 033-46279
         1940 Act File No. 811-6600

Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, the Registrant hereby files an amendment dated May 7, 2001 to the Registrant's Prospectus and Statement of Additional Information dated August 1, 2000. If you have any questions regarding this filing, please call me at (410) 895-3776.




                                    Very truly yours,

                                    /s/Daniel O. Hirsch
                                    -------------------
                                    Daniel O. Hirsch
                                    Assistant Secretary